Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender For Exchange

5.500% Senior Notes due 2017
5.200% Senior Notes due 2021
3.375% Senior Notes due 2023
3.875% Senior Notes due 2024

of

ESSEX PORTFOLIO, L.P.

Pursuant To The Prospectus Dated            , 2014

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON               , 2014, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offers is:

U.S. BANK NATIONAL ASSOCIATION
By Hand, Overnight Delivery or Mail	By Facsimile Transmission

(Registered or Certified Mail Recommended):	(for eligible institutions only):

West Side Flats Operations Center

III Fillmore Avenue East	(651) 466-7372

St. Paul, MN 55107	Attn: Specialized Finance

Attn.: Specialized Finance

For Information Call:

800-934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.  DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The undersigned hereby acknowledges receipt of the prospectus, dated                  , 2014, of Essex Portfolio, L.P., a California limited partnership (the “Company”), which, together with this letter of transmittal, constitute the Company’s offer to exchange (the “Exchange Offers”) up to (i) $274,188,000 aggregate principal amount of its new 5.500% Senior Notes due 2017 (CUSIP No.: 29717P AG2) (the “New 2017 Notes”), (ii) $282,577,000 aggregate principal amount of its new 5.200% Senior Notes due 2021 (CUSIP No.: 29717P AJ6) (the “New 2021 Notes”), (iii) $290,962,000 aggregate principal amount of its new 3.375% Senior Notes due 2023 (CUSIP No.: 29717P AL1) (the “New 2023 Notes”) and (iv) $400,000,000 aggregate principal amount of its new 3.875% Senior Notes due 2024 (CUSIP No.: 29717P AN9) (the “New 2024 Notes” and, together with the New 2017 Notes, the New 2021 Notes and the New 2023 Notes, the “New Notes”), which, in each case, have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding unregistered (i) 5.500% Senior Notes due 2017 (CUSIP Nos.: U2843M AB1 and 29717P AF4) (the “Original 2017 Notes”), (ii) 5.200% Senior Notes due 2021 (CUSIP Nos.: U2843M AC9 and 29717P AH0) (the “Original 2021 Notes”), (iii) 3.375% Senior Notes due 2023 (CUSIP Nos.: U2843M AD7 and 29717P AK3) (the “Original 2023 Notes”) and (iv) 3.875% Senior Notes due 2024 (CUSIP Nos.: 29717P AM9 and U2843M AE5) (the “Original 2024 Notes” and, together with the Original 2017 Notes, the Original 2021 Notes and the Original 2023 Notes, the “Original Notes”), respectively. Original Notes may be tendered in a minimum principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

IF YOU DESIRE TO EXCHANGE YOUR ORIGINAL NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF NEW NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR ORIGINAL NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW.  PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

This letter of transmittal is to be completed by holders of the Company’s Original Notes if certificates representing such notes are to be forwarded herewith pursuant to the procedures set forth in the prospectus under the headings “The 2017, 2021 and 2023 Exchange Offers — Procedures for Tendering” and “The 2024 Exchange Offer — Procedures for Tendering.”

Holders that are tendering Original Notes by book-entry transfer to the exchange agent’s account at DTC must execute the tender through the DTC Automated Tender Offer Program (“ATOP”), for which the Exchange Offers are eligible.  DTC participants that are tendering Original Notes pursuant to an Exchange Offer must transmit their acceptance through the ATOP to DTC, which will edit and verify the acceptance and send an agent’s message to the exchange agent for its acceptance.  Accordingly, this letter of transmittal need not be completed by a holder tendering through the DTC ATOP.  However, any such holder will be bound by the terms of this letter of transmittal and the terms of the applicable Exchange Offer, as described in the prospectus and this letter of transmittal.  Delivery by a holder of documents to DTC does not constitute delivery to the exchange agent.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the applicable Exchange Offer.

In order to properly complete this letter of transmittal, a holder of Original Notes must:

●	complete the box entitled “Description of Original Notes”;

●	if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

●	sign the letter of transmittal; and

●	complete the included Form W-9 (or provide an IRS Form W-8).

If a holder desires to tender Original Notes pursuant to an Exchange Offer and (1) certificates representing such notes are not immediately available, (2) time will not permit this letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the expiration date of the applicable Exchange Offer, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date of the applicable Exchange Offer if the guaranteed delivery procedures described in the prospectus under “The 2017, 2021 and 2023 Exchange Offers — Procedures for Tendering — Guaranteed Delivery” and “The 2024 Exchange Offer — Procedures for Tendering — Guaranteed Delivery” are followed.  See Instruction 1 below.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW.  The instructions included with this letter of transmittal must be followed.  Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal, the Notice of Guaranteed Delivery and related documents may be directed to U.S. Bank National Association, at the address and telephone number set forth on the cover page of this letter of transmittal.  See Instruction 11 below.

List below the Original Notes to which this letter of transmittal relates.  If the space provided is inadequate, list the certificate numbers and principal amounts at maturity on a separately executed schedule and affix the schedule to this letter of transmittal.  Tenders of Original Notes will be accepted only in minimum principal amounts at maturity equal to $2,000 or integral multiples of $1,000 in excess thereof.

DESCRIPTION OF ORIGINAL NOTES

NAME(S) AND ADDRESS(ES) OFREGISTERED HOLDER(S (PLEASE FILL IN)	SERIES AND CERTIFICATE NUMBER(S)	AGGREGATE PRINCIPAL AMOUNT AT MATURITY REPRESENTED*	PRINCIPAL AMOUNT AT MATURITY TENDERED*

*
Unless otherwise indicated in the column “Principal Amount at Maturity Tendered” and subject to the terms and conditions of the applicable Exchange Offer, the holder will be deemed to have tendered the entire aggregate principal amount at maturity represented by each Original Note listed above and delivered to the exchange agent.  See Instruction 4.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING THE BOXES BELOW

☐	CHECK HERE IF CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number(s) (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

☐	PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Area Code and Telephone Number:

NOTE:  SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer, the undersigned hereby tenders to Essex Portfolio, L.P., a California limited partnership (the “Company”), the principal amount of Original Notes described above.  Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Company and as trustee under the applicable indenture(s) relating to the Original Notes) with respect to such tendered Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such tendered Original Notes, or transfer ownership of such notes, on the account books maintained by The Depository Trust Company (“DTC”), and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company upon receipt by the exchange agent, as the undersigned’s agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of such Original Notes for exchange pursuant to the applicable Exchange Offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the applicable Exchange Offer, and (3) present such Original Notes for transfer, and transfer such Original Notes, on the relevant security register.

The undersigned hereby represents and warrants that the undersigned (1) owns the Original Notes tendered and is entitled to tender such notes, and (2) has full power and authority to tender, sell, exchange, assign and transfer the Original Notes and to acquire New Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind.  The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Original Notes or to transfer ownership of such notes on the account books maintained by DTC.  The undersigned agrees to all of the terms of the applicable Exchange Offer, as described in the prospectus and this letter of transmittal.

Tenders of the Original Notes pursuant to any one of the procedures described in the prospectus under the captions “The 2017, 2021 and 2023 Exchange Offers — Procedures for Tendering” and “The 2024 Exchange Offer — Procedures for Tendering” and in the instructions to this letter of transmittal will, upon the Company’s acceptance of the Original Notes for exchange, constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the applicable Exchange Offer.

Each Exchange Offer is subject to the conditions set forth in the prospectus under the captions “The 2017, 2021 and 2023 Exchange Offers — Conditions” and “The 2024 Exchange Offer — Conditions.” As a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the prospectus, the Company may not be required to exchange any of the Original Notes tendered by this letter of transmittal and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless a box under the heading “Special Issuance Instructions” is checked, by tendering Original Notes and executing this letter of transmittal, the undersigned hereby represents and warrants that:

(1)	the undersigned or any beneficial owner of the Original Notes is acquiring the New Notes in the ordinary course of business of the undersigned (or such other beneficial owner);

(2)	neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the Original Notes within the meaning of the federal securities laws;

(3)	neither the undersigned nor any beneficial owner has an arrangement or understanding with any person or entity to participate in a distribution of the Original Notes;

(4)
neither the undersigned nor any beneficial owner is an “affiliate,” as such term is defined under Rule 405 promulgated under the Securities Act, of the Company or Essex Property Trust, Inc.  Upon request by the Company, the undersigned or such beneficial owner will deliver to the Company a legal opinion confirming it is not such an affiliate;

(5)
the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in an Exchange Offer for the purpose of distributing any New Notes, must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of any New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the “SEC”) set forth in certain no-action letters;

(6)
a secondary resale transaction described in clause (7) above and any resales of New Notes or interests therein obtained by such holder in exchange for Original Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC; and

(7)	the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

The undersigned may, IF AND ONLY IF UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN CLAUSES (1)-(7) ABOVE, elect to have its Original Notes registered in the shelf registration described in each of the three Registration Rights Agreements, dated as of April 4, 2014, by and among the Company, Essex Property Trust, Inc., as guarantor, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as dealer managers and in the Registration Rights Agreement, dated as of April 15, 2014, by and among Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several initial purchasers, in the forms filed or incorporated by reference as exhibits to the registration statement of which the prospectus is a part (the “Registration Statement”).  Such election may be made by checking a box under “Special Issuance Instructions” below.  By making such election, the undersigned agrees, as a holder of restricted securities participating in a shelf registration, severally and not jointly, to indemnify and hold harmless the Company, the guarantor, their respective agents, employees, directors and officers and each person who controls the Company or the guarantor, within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, against any and all losses, claims, damages, liabilities and judgments caused by (1) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such Original Notes or the prospectus or in any amendment thereof or supplement thereto or (2) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage, liability or judgment arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein based on information relating to the undersigned furnished to the Company in writing by or on behalf of the undersigned expressly for use therein.  Any such indemnification shall be governed by the terms and subject to the conditions set forth in the applicable Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein.  The above summary of the indemnification provision of the Registration Rights Agreements is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreements.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes, it represents that the Original Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  If the undersigned is a broker-dealer and Original Notes held for its own account were not acquired as a result of market-making or other trading activities, such Original Notes cannot be exchanged pursuant to any Exchange Offer.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Tendered Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time on                             , 2014, or on such later date or time to which the Company may extend the applicable Exchange Offer.

Unless otherwise indicated herein under the box entitled “Special Issuance Instructions” below, New Notes, and Original Notes not tendered or accepted for exchange, will be issued in the name of the undersigned.  Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, New Notes, and Original Notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned.  In the case of a book-entry delivery of New Notes, the exchange agent will credit the account maintained by DTC with any Original Notes not tendered.  The Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any Original Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount at maturity of such Original Notes so tendered.

The New Notes will bear interest from the date of original issuance of the Original Notes or, if interest has already been paid on the Original Notes, from the date interest was most recently paid.  Interest on the Original Notes accepted for exchange will cease to accrue (as of the later of the date of original issuance or the date interest was most recently paid on the Original Notes) upon the issuance of the New Notes.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders of Original Notes)

This letter of transmittal must be signed by the registered holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal, including such opinions of counsel, certifications and other information as may be required by the Company or the trustee for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes.  If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the exchange agent of such person’s authority to so act.  See Instruction 5 below.  If the signature appearing below is not of the registered holder(s) of the Original Notes, then the registered holder(s) must sign a valid power of attorney.

X

X
Signature(s) of Holder(s) or Authorized Signatory

Dated: _______________, 2014

Name(s):

Capacity:

Address:

(Zip Code)

Area Code and Telephone
No.:

GUARANTEE OF SIGNATURE(S)

(If required—see Instructions 2 and 5 below)

Certain Signatures Must Be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:  _______________, 2014

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 through 7)

To be completed ONLY if certificates for Original Notes in a principal amount at maturity not tendered are to be issued in the name of, or New Notes issued pursuant to an Exchange Offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Original Notes” within this letter of transmittal.

Issue:

☐           New Notes, to:

☐           Original Notes, to:

Name(s)

Address

Telephone Number:
(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 Through 7)

To be completed ONLY if certificates for Original Notes in a principal amount at maturity not tendered, or New Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this letter of transmittal to an address different from that shown in the box entitled “Description of Original Notes” within this letter of transmittal.

Deliver:

☐           New Notes, to:

☐           Original Notes, to:

Name(s)

Address

Telephone Number:
(Tax Identification or Social Security Number)

Is this a permanent address change? (check one box)

☐           Yes

☐           No

INSTRUCTIONS TO LETTER OF TRANSMITTAL

(Forming part of the terms and conditions of the Exchange Offers)

1.           DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES.  This letter of transmittal is to be completed by holders of Original Notes if certificates representing such Original Notes are to be forwarded herewith, pursuant to the procedures set forth in the prospectus under “The 2017, 2021 and 2023 Exchange Offers — Procedures for Tendering” and “The 2024 Exchange Offer — Procedures for Tendering.” For a holder to properly tender Original Notes pursuant to an Exchange Offer, either (1) a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions and certificates representing such Original Notes must be received by the exchange agent at its address, or (2) in the case of a book-entry transfer, a properly transmitted agent’s message must be received by the exchange agent at its address set forth herein on or prior to the expiration date, such Original Notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under “The 2017, 2021 and 2023 Exchange Offers — Procedures for Tendering — Book-Entry Transfer” and “The 2024 Exchange Offer — Procedures for Tendering — Book-Entry Transfer” and a book-entry confirmation must be received by the exchange agent on or prior to the expiration date.  A holder who desires to tender Original Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Original Notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.  INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE.  IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE APPLICABLE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED.  HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER.  HOLDERS SHOULD NOT SEND ANY ORIGINAL NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO THE COMPANY.

If a holder desires to tender Original Notes pursuant to an Exchange Offer and (1) certificates representing such Original Notes are not immediately available, (2) time will not permit such holder’s letter of transmittal, certificates representing such Original Notes or other required documents to reach the exchange agent on or prior to the expiration date of the applicable Exchange Offer, or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such Original Notes with the effect that such tender will be deemed to have been received on or prior to the expiration date of the applicable Exchange Offer if the guaranteed delivery procedures set forth in the prospectus under “The 2017, 2021 and 2023 Exchange Offers — Procedures for Tendering — Guaranteed Delivery” and “The 2024 Exchange Offer — Procedures for Tendering — Guaranteed Delivery” are followed.  Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Company herewith, or a message with respect to a guaranteed delivery that is accepted by the Company, must be received by the exchange agent on or prior to the expiration date, and (3) the certificates for the tendered Original Notes, in proper form for transfer together with a letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the letter of transmittal (or a book-entry confirmation of the transfer of such Original Notes into the exchange agent’s account at DTC as described in the prospectus and a properly transmitted agent’s message), must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the expiration date of the applicable Exchange Offer.

The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery.  For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery prior to the expiration date of the applicable Exchange Offer.  As used herein and in the prospectus, an “eligible institution” is an “eligible guarantor institution” meeting the requirements of the registrar for the notes, which requirements include membership or participation in the Securities Transfer Agents Medallion Program, or STAMP, or such other “signature guarantee program” as may be determined by the registrar for the Original Notes in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

2.           GUARANTEE OF SIGNATURES.  Signatures on this letter of transmittal must be guaranteed by a member of or participant in STAMP, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an eligible guarantor institution unless the Original Notes tendered hereby are tendered (1) by a registered holder of Original Notes who has signed this letter of transmittal and who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions,” on the letter of transmittal, or (2) for the account of an eligible guarantor institution.  If the Original Notes are registered in the name of a person other than the signer of the letter of transmittal or if Original Notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if Original Notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered Original Notes must be guaranteed as described above.  Beneficial owners whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Original Notes.  See “The 2017, 2021 and 2023 Exchange Offers — Procedures for Tendering” and “The 2024 Exchange Offer — Procedures for Tendering” in the prospectus.

3.           WITHDRAWAL OF TENDERS.  Tenders of Original Notes may be withdrawn at any time on or prior to the expiration date.  For a withdrawal of tendered Original Notes to be effective, the exchange agent must receive on or prior to the expiration date of the applicable Exchange Offer either (1) a computer generated notice of withdrawal, transmitted on behalf of DTC on behalf of the holder in accordance with DTC’s procedures or (2) a written, telegraphic or facsimile transmission notice of withdrawal at its address set forth on the cover of this letter of transmittal.  Any such written, telegraphic or facsimile notice of withdrawal must (1) specify the name of the person who tendered the Original Notes to be withdrawn, (2) identify the Original Notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such Original Notes, the aggregate principal amount at maturity represented by such Original Notes and the name of the registered holder of such Original Notes, if different from that of the person who tendered such Original Notes, (3) be signed by the holder of such Original Notes in the same manner as the original signature on the letter of transmittal by which such Original Notes were tendered (including any required signature guarantees), or be accompanied by (a) documents of transfer sufficient to have the trustee register the transfer of the Original Notes into the name of the person withdrawing such Original Notes, and (b) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder, and (4) specify the name in which any such Original Notes are to be registered, if different from that of the registered holder.  If the Original Notes were tendered pursuant to the procedures for book-entry transfer set forth in “The 2017, 2021 and 2023 Exchange Offers — Procedures for Tendering — Book-Entry Transfer” and “The 2024 Exchange Offer — Procedures for Tendering — Book-Entry Transfer” in the prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes and must otherwise comply with the procedures of DTC.  If the Original Notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of Original Notes may not be rescinded.  Any Original Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the applicable Exchange Offer.  However, properly withdrawn Original Notes may be retendered by following one of the procedures described in the prospectus under the captions “The 2017, 2021 and 2023 Exchange Offers — Procedures for Tendering” and “The 2024 Exchange Offer — Procedures for Tendering” at any time prior to the expiration date.

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties.  Neither the Company, any affiliates of the Company, the exchange agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

4.           PARTIAL TENDERS.  Tenders of less than a holder’s entire principal amount of Original Notes pursuant to the any Exchange Offer will be accepted only in minimum principal amounts at maturity equal to $2,000 or integral multiples of $1,000 in excess thereof.  If less than the entire principal amount at maturity of any Original Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount at maturity tendered in the last column of the box entitled “Description of Original Notes” herein.  The entire principal amount at maturity represented by the certificates for all Original Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.  If the entire principal amount at maturity of all Original Notes held by the holder is not tendered, new certificates for the principal amount at maturity of Original Notes not tendered and New Notes issued in exchange for any Original Notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the holder’s account at DTC) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction 6), as soon as practicable following the expiration date.

5.           SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.  If this letter of transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this letter of transmittal is signed by the registered holder, and the certificates for any principal amount at maturity of Original Notes not tendered are to be issued (or if any principal amount at maturity of Original Notes that is not tendered is to be reissued or returned) to the order of the registered holder and New Notes exchanged for Original Notes in connection with an Exchange Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Original Notes nor provide a separate bond power.  In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Original Notes tendered or transmit a separate properly completed bond power with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Original Notes), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes.  See Instruction 2.

Endorsements on certificates for Original Notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution.  See Instruction 2.

If this letter of transmittal or any certificates representing Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent, in its sole discretion, of their authority so to act must be submitted with this letter of transmittal.

6.           SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.  Tendering holders should indicate in the applicable box or boxes the name and address to which Original Notes for principal amounts at maturity not tendered or New Notes exchanged for Original Notes in connection with an Exchange Offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal.  In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated.  If no instructions are given, Original Notes not tendered and accepted for exchange will be returned to the registered holder of the Original Notes tendered.  For holders of Original Notes tendered by book-entry transfer, Original Notes not tendered and accepted for exchange will be returned by crediting the holder’s account at DTC.

7.           TAXPAYER IDENTIFICATION NUMBER AND IRS FORM W-9.  Each tendering holder should provide the exchange agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her U.S. social security number.  If the exchange agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding at the applicable backup withholding rate.  If withholding results in an over-payment of taxes, a refund may be obtained.

To prevent backup withholding on any reportable payments, each holder tendering Original Notes must provide such holder’s correct taxpayer identification number by completing the included IRS Form W-9, certifying (under penalties of perjury) that such holder is a U.S. person (including a resident alien), that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (1) such holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.  See the instructions to the included IRS Form W-9.

Certain holders (including, among others, certain non-United States individuals) tendering Original Notes are exempt from these backup withholding and reporting requirements.  To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person (as defined in the instructions to the IRS Form W-9) should provide its correct taxpayer identification number and enter the appropriate “Exempt payee code” on the IRS Form W-9.  In order for a non-U.S. person to qualify as exempt, such person must submit an appropriate IRS Form W-8 (for example, an IRS Form W-8BEN).  An IRS Form W-8 may be obtained from the Internal Revenue Service website at www.irs.gov.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.  Holders are urged to consult with their own tax advisors to determine if they are exempt from backup withholding.

8.           TRANSFER TAXES.  The Company will pay all transfer taxes, if any, required to be paid by the Company in connection with the exchange of the Original Notes for the New Notes.  If, however, New Notes, or Original Notes for principal amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Original Notes in connection with the applicable Exchange Offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder.  If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

9.           MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.  If any certificate representing Original Notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the exchange agent at the address indicated above.  The holder will then be instructed as to the steps that must be taken in order to replace the certificate.  This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

10.           IRREGULARITIES.  All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Original Notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties.  The Company reserves the absolute right, in its sole and absolute discretion, to reject any or all tenders of any Original Notes determined by it not to be in proper form or the acceptance of which may, in the opinion of the Company’s counsel, be unlawful.  The Company also reserves the absolute right, in its sole discretion subject to applicable law, to waive or amend any of the conditions of any Exchange Offer for all holders of Original Notes or to waive any defects or irregularities of tender for any Original Notes.  The Company’s interpretations of the terms and conditions of any Exchange Offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding.  No alternative, conditional or contingent tenders will be accepted.  Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine.  Each tendering holder, by execution of a letter of transmittal (or a manually signed facsimile thereof) or by delivery of an agent’s message, waives any right to receive any notice of the acceptance of such tender.  Tenders of such Original Notes shall not be deemed to have been made until such irregularities have been cured or waived.  Any Original Notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date of the applicable Exchange Offer.  None of the Company, any of its affiliates, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

11.           REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.  Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent at the address and telephone number set forth above.  Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning an Exchange Offer.

IMPORTANT:  IN ORDER FOR YOU TO PARTICIPATE IN ANY EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE, ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE OF THE APPLICABLE EXCHANGE OFFER, ALONG WITH ALL OTHER REQUIRED DOCUMENTS, EITHER (I) THIS LETTER OF TRANSMITTAL, OR A FACSIMILE THEREOF, TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES OR (II) IN THE CASE OF ORIGINAL NOTES DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN APPROPRIATE AGENT’S MESSAGE AND BOOK-ENTRY CONFIRMATION (UNLESS THE EXCHANGE AGENT HAS RECEIVED A NOTICE OF GUARANTEED DELIVERY ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE).

Form **W-9**
(Rev. August 2013)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ______

☐ Other (see instructions) ▶

Exemptions (see instructions):
Exempt payee code (if any) ______
Exemption from FATCA reporting code (if any) ______

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here | **Signature of U.S. person** ▶ | **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at *www.irs.gov/w9*. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 8-2013)

Form W-9 (Rev. 8-2013) Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the *Exemptions* box, any code(s) that may apply to you. See *Exempt payee code* and *Exemption from FATCA reporting code* on page 3.

Form W-9 (Rev. 8-2013) Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013) Page 4

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.